SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2013

___________________

LIVINGVENTURES, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	90-0866368
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2200 Lucien Way

Suite 350, Maitland FL 32751

(Address of Principal Executive Offices)

407-875-9989

(Issuer Telephone Number)

Green Global Investments, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03

Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

Effective February 6, 2013, FINRA has approved the Company’s name change to LivingVentures, Inc. FINRA has also approved a change of the trading symbol to LIVV. The Company filed an Articles of Amendment to the Articles of Incorporation of the Company to reflect the change in the Company’s name (the “Name Change”). A copy of the Articles of Amendment to the Articles of Incorporation relating to the Name Change is listed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

3.1

Articles of Amendment to Articles of Incorporation of the Company relating to the Name Change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

LivingVentures, Inc.

By:	/s/ Richard A. Asta
Richard A. Asta
Chief Executive Officer

Dated: February 7, 2013

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